SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                              Current Report

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) January 6, 1999


                NEVSTAR GAMING & ENTERTAINMENT CORPORATION
             (Exact name of Registrant as specified in charter)


             NEVADA                     0-21071               88-0309578
    (State or other jurisdiction     (Commission          (IRS Employer
     of incorporation                 File Number       Identification No.)




      313 Pilot Road, Suite B, Las Vegas, Nevada         89119
       (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area (702) 269-1325


       ___________________________________________________________
       Former Name or Former Address, If Changed Since Last Report


















ITEM 5. OTHER EVENTS
On January 6, 1999, NevStar Gaming and Entertainment Corporation
(NASDAQ-AMEX: NVST) announced the appointment and election of Mr. Max L. Page to the Board of Directors.

Mr. Page was one of the founding partners of the Fitzgerald Gaming Corporation and remains a Board Member with that organization. He also currently serves as Executive Vice President and General Manager of the Fitzgerald Casino-Hotel in Reno, Nevada.

Dr. Michael J. Signorelli, NevStar's Chairman, commented, "Max Page is known throughout the industry as a seasoned professional. Having him on our board is a major step forward for NevStar."

Mr. Page has over 23 years experience in multi-jurisdictional gaming and holds gaming licenses in Nevada, Colorado and Mississippi. He received his bachelor's and master's degrees from Brigham Young University and is also a graduate of the University of Nevada-Reno Gaming Executive Development Program. He began his gaming employment with Summa Corporation and has worked for Harold's Club and the Sands Hotel-Casino prior to helping form the Fitzgerald Group in 1984.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1 Press Release dated January 6, 1999



FOR IMMEDIATE RELEASE
NASDAQ-AMEX TICKER SYMBOL: NVST

Contacts: Michael J. Signorelli, Chairman, CEO
Brent E. Duncan, CFO
(702) 269-1325


                NEVSTAR ANNOUNCES NEW BOARD MEMBER

Las Vegas, Nevada   Jan. 6, 1999   NevStar Gaming and Entertainment
Corporation (NASDAQ-AMEX: NVST) announced the addition of Mr. Max L. Page to the Board of Directors.

Mr. Page was one of the founding partners of the Fitzgerald Gaming Corporation and remains a Board Member with that organization. He also currently serves as Executive Vice President and General Manager of the Fitzgerald Casino-Hotel in Reno, Nevada.

Dr. Michael J. Signorelli, NevStar's Chairman, commented, "Max Page is known throughout the industry as a seasoned professional. Having him on our board is a major step forward for NevStar."


Mr. Page has over 23 years experience in multi-jurisdictional gaming and holds gaming licenses in Nevada, Colorado and Mississippi. He received his bachelor's and master's degrees from Brigham Young University and is also a graduate of the University of Nevada-Reno Gaming Executive Development Program. He began his gaming employment with Summa Corporation and has worked for Harold's Club and the Sands Hotel-Casino prior to helping form the Fitzgerald Group in 1984.

                         * * * * * * *

NevStar Gaming & Entertainment Corporation is a company formed for the purpose of acquiring, developing, constructing, owning and managing hotel/casino projects. Its initial hotel/casino, the Mesquite Star Hotel Casino in Mesquite, Nevada, has been operating since July 1, 1998.

Certain statements contained in this release are forward looking. Although NevStar Gaming and Entertainment Corporation believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. For important factors that may cause actual results to differ materially from expectations and underlying assumptions, see Company's Prospectus dated September
18, 1997, and its last filed Forms 10-KSB and 10-QSB


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on the 6th day of January, 1999.


NEVSTAR GAMING & ENTERTAINMENT CORPORATION




By: /s/MICHAEL J. SIGNORELLI
       Michael J. Signorelli
Its: Chairman of the Board and
       Chief Executive Officer




By: /s/BRENT E. DUNCAN
       Brent E. Duncan
Its: Chief Financial Officer and Treasurer